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                                       CARILLON
                                        CAPITAL
                                         FUND
                                          OF
                                       CARILLON
                                      INVESTMENT
                                         TRUST



                                        SEMIANNUAL
                                          REPORT
                                      April 30, 1997

CARILLON INVESTMENT TRUST -  Carillon Capital Fund
SEMIANNUAL REPORT-A MESSAGE FROM THE PRESIDENT

April 30, 1997
Financial Markets

Stock prices moved briskly higher during the last six months with the Dow Jones Industrial Average moving from just under the 6,000 level on October 31, 1996, to just above the 7,000 level on April 30, 1997. The advance was interrupted once during late March by a sharp sell-off that cut almost 10 percent off the Dow, but lasted less than a month and recovered all its lost ground by early May. Stocks were propelled higher by many of
the same elements that have done so before   high levels of
corporate profitability, strong economic growth coupled with moderate inflation, and strong consumer cash flows into equity mutual funds.

Large, multinational stocks led the advance due to strong earnings, the influence of index fund buyers, and the liquidity available in these issues for large-scale buyers. Smaller capitalization stocks were unable to keep pace with the movement in larger stocks and in many cases, were only able to struggle back to their highs of last summer despite the surge in major market indexes. Many former market favorites in the technology area such as Internet stocks, year 2000 stocks and networking stocks sold off sharply.

Fixed income yields moved erratically higher during the period as concerns grew over what effect the strength of the economy would have on future inflation and the Federal Reserve Board raised short-term interest rates for the first time since early 1995. However, low inflation numbers, some signs of slower growth in the second quarter of 1997, and a budget accord in Washington all tended to keep interest rates from moving much higher. Yields on most bonds were about 25 basis points, or one-quarter of one percent, higher during the period. High yield bonds were the best performers, as strong economic growth helped improve corporate financial strength.

Asset Allocation

Under normal conditions, the Carillon Capital Fund will be structured approximately 63 percent, 30 percent, and 7 percent in stocks, bonds, and money market instruments, respectively. However, when market conditions change, the Fund repositions its asset mix to take advantage of investment opportunities. The following table highlights the allocation of fund assets at April 30, 1997, six months ago, one year ago, and at a long-term normal portfolio allocation.

             ------------------------------------

               Carillon Capital Fund Asset Allocation

                 4/30/97    10/31/96    4/30/96    Long-Term
                 -------    --------    -------    ---------
Stocks             35%         37%        42%         63%
Bonds              43%         45%        43%         30%
Money Market       22%         18%        15%          7%
                  ----        ----       ----        ----
Total             100%        100%       100%        100%



The Capital Fund remains conservatively positioned having reduced its stock position below 40 percent in favor of increased levels of cash. The money market remains well above normal because of the extended nature of stock market prices from a long-term perspective.

Performance

The Fund's total return of 1.38 percent over the past six months has been disappointing. During the period, we failed to own enough stocks and did not have our normal good performance from the stocks we did own. Smaller stocks, where we believe greater long-term value resides, did not respond to the same elements that moved larger stocks higher. Specifically, the return was hurt by a pullback in some foreign securities, two domestic stocks with earnings disppointments (DH Technology and GT Bicycles) and continued weakness in our precious metal related stocks.

Earnings for most of our companies continue to be strong and I believe the weak relative stock performance is temporary. The median expected increase in earnings for 1997 is 14 percent for our portfolio. Eventually, earnings do drive stock prices. The leading gainers during the last six months included Carbide/Graphite Group, FPIC Insurance Group, Helen of Troy and Stone Energy.

Outlook

Stock prices are being valued as if the present favorable economic conditions will last for a very long time. If we are indeed in a new environment in which the world is entering a much more peaceful, prosperous, and stable period, then the current rates of high corporate earnings growth combined with low inflation may last. However, if this is only a brief respite from the more cyclical conditions that represented the first 90 years of this century, then stock prices are more overvalued than they have ever been. Overvaluation does not mean stocks cannot go higher, but means longer-term risks are well above-average in relation to potential rewards. Because of this viewpoint, our fund will not fully participate if the major domestic stock advance continues, but we also do not plan to fully participate in a major stock decline. Our primary concern in this market environment is the prudent preservation of capital during a market decline which will provide capital to invest wisely in anticipation of longer-term advances. We are unsure of the timing of a major decline, but believe it will be caused by a combination of slower corporate earnings growth, weakness in the dollar that will cause foreign sales of U.S. Treasury Bonds, and problems with the high level of consumer debt.

The Fund remains in a defensive position from both an asset allocation standpoint and from the nature of its individual stock and bond holdings. Recent investment activity has included sales of European stocks and some underperforming domestic issues while purchases have included small, fast-growing companies that we believe are not being fully priced by the current market and energy related companies that will benefit from higher energy production and prices. The Fund is positioned well for a return to a world where not all outcomes are good ones.

We appreciate the confidence you have placed in the Carillon
Capital Fund and look forward to the challenge of effective, long-term investment management.


                            Sincerely,


                            /S/ George L. Clucas

                            George L. Clucas, President
                            May 31, 1997

This report was prepared for Carillon Capital Fund of Carillon
Investment Trust shareholders and may be distributed to others if preceded or accompanied by a current prospectus.

CARILLON CAPITAL FUND
STATEMENT OF ASSETS AND LIABILITIES

April 30, 1997
(Unaudited)
ASSETS
 Investments in securities, at value
 (cost $40,623,451)                                 $43,005,562
 Interest and dividends receivable                      328,798
 Prepaid expenses                                         6,761
                                                    -----------
                                                     43,341,121
                                                    -----------

LIABILITIES
  Investment advisory fees                               26,744
  Professional fees                                       8,324
  Portfolio accounting and custody fees                   7,339
  Printing expenses                                       2,855
  Transfer agency fees                                    2,006
  Other                                                   2,682
                                                    -----------
                                                         49,950
                                                    -----------
NET ASSETS
  Paid-in capital                                    38,812,497
  Accumulated undistributed
   net investment income                                225,993
  Accumulated undistributed net realized gain         1,870,570
  Unrealized appreciation, net                        2,382,111
                                                    -----------
                                                    $43,291,171
                                                    ===========
  Shares outstanding (without par value,
   unlimited authorization)                           3,432,788
                                                    ===========
Net asset value and redemption price per share      $    12.61
                                                    ===========
Offering price per share
 (Net asset value per share/.95)*                   $    13.27
                                                    ===========

* A sales charge of 5% is imposed on investments of less than $50,000. Reduced sales charges apply for investments in excess of this amount.


The accompanying notes are an integral part of the financial statements

CARILLON CAPITAL FUND
STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 1997
(Unaudited)
INVESTMENT INCOME
  Interest                                         $  905,492
  Dividends
 (net foreign withholding taxes of $4,889)            203,203
                                                   ----------
                                                    1,108,695
                                                   ----------
EXPENSES
  Investment advisory fees                            163,681
  Portfolio accounting fees                            15,962
  Trustees' fees and expenses                           9,905
  Custodial fees and expenses                           6,617
  Registration and filing fees                          6,010
  Transfer agency fees                                  5,426
  Professional fees                                     8,598
  Other                                                 6,634
                                                   ----------
                                                      222,833
                                                   ----------
NET INVESTMENT INCOME                                 885,862
                                                   ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                  1,842,465
  Net change in unrealized
  appreciation/(depreciation) of investments       (2,114,107)
                                                   ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS      (271,642)
                                                   ----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                         $  614,220
                                                   ==========

The accompanying notes are an integral part of the financial statements

CARILLON CAPITAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                Six Months Ended  Year Ended
                                April 30, 1997    October 31, 1996
                                --------------    ----------------
                                  (Unaudited)
OPERATIONS
Net investment income             $   885,862     $ 1,871,475
Net realized gain on investments    1,842,465       3,323,005
Net change in unrealized
appreciation/(depreciation)
of investments                     (2,114,107)        445,916
                                  -----------     -----------
                                      614,220       5,640,396
                                  -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                (882,909)     (1,913,442)
Net realized gain on investments   (3,334,642)       (440,569)
                                  -----------     -----------
                                   (4,217,551)     (2,354,011)
                                  -----------     -----------
FUND SHARE TRANSACTIONS
Proceeds from shares sold              22,460         950,895
Net asset value of shares issued
to shareholders in reinvestment
of dividends                        4,217,261       2,353,855
Payments for shares redeemed         (216,265)    (10,364,075)
                                  -----------     -----------
                                    4,023,456      (7,059,325)
                                  -----------     -----------
NET INCREASE/(DECREASE)
 IN NET ASSETS                        420,125      (3,772,940)

NET ASSETS
Beginning of year                  42,871,046      46,643,986
                                  -----------     -----------
End of year                       $43,291,171     $42,871,046
                                  ===========     ===========
Undistributed Net
 Investment Income                $   225,993     $   223,040
                                  ===========     ===========
FUND SHARE TRANSACTIONS:
Sold                                    1,719          71,179
Issued in reinvestment
 of dividends                         328,440         181,443
Redeemed                              (16,411)       (807,197)
                                  -----------     -----------
Net (decrease)
 from share transactions              313,748        (554,575)
                                  ===========     ===========

The accompanying notes are an integral part of the financial statements

Carillon Capital Fund
SCHEDULE OF INVESTMENTS

APRIL 30 1997
(Unaudited)
COMMON STOCKS -33.71%

                                                  SHARES      VALUE
BANKING AND FINANCIAL SERVICES - 7.90%
  Banco BHIF ADR                                     13,000   $  260,000
  Banco Latinoamericano de Exportaciones ADR          5,000      229,375
  BlackRock Strategic Term Trust                     25,000      196,875
  Charter One Financial Incorporated                 10,500      467,250
  Deutsche Bank AG Sponsored  ADR                     8,370      441,781
  FPIC Insurance Group Incorporated*                 15,000      270,000
  New Germany Fund Incorporated                      22,796      327,693
  Templeton Global Income Fund Incorporated          29,000      210,250
  Washington Federal Incorporated                    14,300      343,200
  Korea Fund Incorporated                            15,960      205,485
  Thai Fund Incorporated                             17,175      261,919
  Penncorp Financial Group Incorporated               6,000      206,250
                                                              ----------
                                                               3,420,078
                                                              ----------
CAPITAL GOODS - 1.98%
  Lindsay Manufacturing Company                      30,057      856,625
                                                              ----------
CONSUMER CYCLICAL - 4.24%
  Chromcraft Revington Incorporated*                  7,000      193,375
  Griffon Corporation*                               18,000      218,250
  Helen of Troy Limited, Bermuda                      8,000      186,000
  Strattec Security Corporation*                     14,000      234,500
  Southern Energy Homes                              24,000      249,000
  NCI Building Systems Incorporated                  11,000      341,000
  Winsloew Furniture Incorporated*                   25,000      225,000
  Footstar Incorporated*                              9,000      186,750
                                                              ----------
                                                               1,833,875
                                                              ----------
CONSUMER NON-DURABLE - .36%
  GT Bicycles Incorporated*                          20,000      155,000
                                                              ----------
ENERGY - 3.02%
  Giant Industries Incorporated                      19,000      228,000
  Stone Energy Corporation*                           7,000      187,250
  YPF SA  Sponsored ADR                              18,000      497,250
  Cross Timbers Oil Company                           7,500      116,250
  Offshore Energy Development*                       11,300       43,788
  Offshore Logistics Incorporated*                    13,000     234,000
                                                              ----------
                                                               1,306,538
                                                              ----------
MANUFACTURING - 7.58%


 ABT Building Products Corporation*                  11,000      236,500
  AEP Industries, Incorporated                       17,169      811,235
  Bayer AG Sponsored ADR                              6,000      238,730
  BWAY Corporation*                                  11,000      226,875
  Carbide Graphite Group Incorporated*               18,000      407,250
  Royal Oak Mines Incorporated*                      45,000      112,500
  Santa Fe Pacific Gold Corporation                  15,000      221,250
  TVX Gold Incorporated                              52,000      292,500
  Vaal Reefs Exploration & Mining Limited ADR        30,900      181,538
  York Group, Incorporated                           18,000       46,500
  Coeur D Alene Mines                                15,000      206,250
                                                              ----------
                                                               3,281,128
                                                              ----------

REAL ESTATE - 7.14%
  Associated Estates Realty Corporation              20,000      440,000
  LTC Properties Incorporated                        14,000      234,500
  Merry Land & Investment Company                    18,000      369,000
  Mid-America Apartment Communities Incorporated     12,000      310,500
  Winston Hotels, Incorporated                       25,000      318,750
  City Developments Limited                          25,000      202,235
  United Dominion Realty Trust                       25,000      343,750
  Evans Withcombe Residential                        10,000      197,500
  Hospitality Properties Trust                       12,000      370,500
  Pacific Gulf Properties                            14,500      306,313
                                                              ----------
                                                               3,093,048
                                                              ----------
TECHNOLOGY - 1.49%
  DH Technology Incorporated*                        30,240      415,800
  Recoton Corporation*                               20,000      230,000
                                                              ----------
                                                                 645,800
                                                              ----------
Total Common Stock  (cost $12,203,566)                        14,592,092
                                                              ----------
PREFERRED STOCK - .72%
  Freeport McMoRan Copper & Gold Series              10,000      313,750
                                                              ----------
Total Preferred Stock (cost $347,888)

U.S. TREASURY OBLIGATIONS - 18.37%
                                                  PRINCIPAL   VALUE
U.S. TREASURY NOTES - 18.37%
  6.375% due 01/15/99                             $1,000,000  $1,002,813
  6.250% due 02/15/03                                500,000     491,094
  5.875% due 02/15/04                              1,200,000   1,148,250
  7.250% due 05/15/04                              1,300,000   1,340,219
  7.875% due 11/15/04                              1,800,000   1,922,063
  7.500% due 02/15/05                                800,000     837,500
  5.750% due 12/31/98                                500,000     496,563
  5.750% due 08/15/03                                750,000     715,547
                                                              ----------
Total U.S. Treasury Notes (cost $7,951,518)                    7,954,049
                                                              ----------
COLLATERALIZED MORTGAGE OBLIGATIONS - 14.03%


FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.02%
  1422 FA (6.270% due 11/15/07)(2)                   500,000     476,059
  1662 H (6.250% due 01/15/09)                       334,745     328,321
  1559 VP (5.500 % due 02/15/20)(2)                  510,000     484,760
  1631 SB (6.392% due 12/15/23)                      755,000     449,485
                                                              ----------
                                                               1,738,625
                                                              ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 8.88%
  Remic 93-12 ED (7.500% due 02/25/06)             1,000,000   1,014,796
  Remic 92-18 HC (7.500% due 03/25/07)               400,000     403,788
  Remic 93-163 PN (7.000% due 07/25/07)              250,000     247,005
  Remic 92-119 E (8.000% due 07/25/20)               500,000     509,564
  Remic 92-112 E (8.000% due 12/25/20)               780,000     798,910
  Remic 93-127 FA (5.880% due 10/25/21)(2)           500,000     463,100
  Remic 92-66 F (6.156% due 05/25/22)(2)             405,454     406,958
                                                              ----------
                                                               3,844,121
                                                              ----------
PRIVATE SECTOR - 1.13%
  Merrill Lynch Mortgage Investors 92-FB
  (6.500% due 09/15/17)                              500,000     490,000
                                                              ----------
Total Collateralized Mortgage Obligations
 (cost $6,194,617)                                             6,072,746
                                                              ----------
MORTGAGE BACKED SECURITIES - 7.12%


FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.08%
  7.500% due 06/01/07                                 40,466      40,644
  8.250% due 03/01/12                                116,541     120,058
  8.500% due 03/01/16                                164,997     171,046
  7.500% due 07/01/17                                 82,185      81,830
  11.000% due 04/01/19                               152,155     168,792
  10.500% due 05/01/19                               134,355     148,000
  11.000% due 11/01/19                               154,205     171,066
                                                              ----------
                                                                 901,436
                                                              ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.35%
  9.500% due 09/01/05                                 24,046      25,147
  6.000% due 12/01/08                                304,054     291,758
  5.500% due 01/01/09                                316,027     296,594
  6.000% due 03/01/09                                237,073     227,485
  5.500% due 04/01/09                                316,309     295,518
  6.500% due 02/01/26                                298,990     282,366
  7.000% due 03/01/26                                478,884     464,480
                                                              ----------
                                                               1,883,348
                                                              ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - .69%
  10.250% due 04/15/16                                21,345      23,222
  9.000% due 11/15/16                                 90,286      96,469
  9.500% due 05/15/18                                 49,412      53,165
  9.000% due 12/15/19                                 15,298     122,717
                                                              ----------
                                                                 295,573
                                                              ----------
Total Mortgage-Backed Securities
   (cost $2,958,271)                                           3,080,357
                                                              ----------
CORPORATE BONDS AND NOTES - 3.64%


BANKING & FINANCIAL SERVICE - .93%
  Zions Trust (8.536% due 12/15/26)                  400,000     404,532
                                                              ----------
SERVICE - .58%
  Circus Circus Enterprises Incorporated
  (10.625% due 06/15/97)                             250,000     251,190
                                                              ----------
TECHNOLOGY - .83%
  Lowen Group International Incorporated
 (8.250% due 04/15/03)                               350,000     354,048
                                                              ----------
UTILITIES - 1.30%
  New Orleans Public Service Incorporated
 (8.670% due 04/01/05)                               300,000     305,576
  TCI Communications Incorporated
 (8.650% due 9/15/04)                                250,000     259,113
                                                              ----------
                                                                 564,689
                                                              ----------
Total Corporate Bonds (cost $1,549,483)                        1,574,459
                                                              ----------


SHORT-TERM INVESTMENTS - 21.75%

VARIABLE RATE DEMAND NOTES - 21.75%
  Eli Lilly (5.104% due 05/06/97)                     10,588      10,588
  Johnson Controls, Incorporated
  (5.276% due 05/07/97)                            3,195,423   3,195,423
  General Mills Incorporated
  (5.245% due 05/0797)                               608,817     608,817
  Sara Lee  (5.224% due 05/07/97)                  2,105,836   2,105,836
  American Family Financial Services
  (5.256% due 05/07/97)                            2,427,635   2,427,635
  Pitney Bowes Credit Corporation

  (5.245% due 05/07/97)                              748,191     748,191
  Wisconsin Electric Power Corporation
  (5.296% due 05/07/97)                              321,618     321,618
                                                              ----------
Total Short-Term Investments (cost $9,418,108)                 9,418,108
                                                              ----------
TOTAL INVESTMENTS - 99.34%
 (cost $40,623,451)                                           43,005,562
                                                              ----------
OTHER ASSETS AND LIABILITIES - .66%                              285,609
                                                              ----------
TOTAL NET ASSETS - 100.00%                                    $43,291,171
                                                              ===========
----------
*Non-income producing
(ADR) American Depository Receipt

<F1> Interest rates vary periodically based on current market rates.  Rates shown are as of April 30, 1997.

<F2> Interest rates vary periodically based on current market rates.  The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as of April 30, 1997.

<F3> Gross unrealized appreciation and depreciation of securities April
30,1997 for financial reporting purposes was $3,632,518 and $1,250,407 respectively; tax amounts were substantially the same.


The accompanying notes are an integral part of the financial statements.

                 CARILLON CAPITAL FUND
             NOTES TO FINANCIAL STATEMENTS
==============================================================
April 30, 1997


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Capital Fund (the Fund) is a series of Carillon Investment Trust (the Trust) registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to provide the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above average quality by investing in equity securities, debt instruments, and money market instruments.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation - Securities traded on securities exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day of valuation, or if there were no reported sales on that date, the last bid price. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Trustees. Money market instruments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All accretion of discounts is recognized currently under
the effective interest method.   Amortization of premiums is
recognized currently under the straight-line method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes. The cost of investments is substantially the same for financial reporting and tax purposes.

Federal taxes - It is the intent of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains. Therefore, no provision for income or excise taxes has been recorded.

Dividends and capital gains distributions - Dividends from net investment income are declared and paid quarterly by the Fund. Net realized capital gains are distributed periodically, no less frequently than annually. Dividends from net investment income and capital gains distributions are recorded on the ex-dividend date. All dividends and distributions are automatically reinvested in additional shares of the Fund at the net asset value per share unless the shareholder requests such dividends and distributions be paid in cash.

The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

Investment advisory fees - The Fund pays investment advisory fees to Carillon Advisers, Inc. (the Adviser) under terms of an Investment Advisory Agreement. Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed on a daily basis, at an annual rate of .75% of the first $50,000,000, .65% of the next $100,000,000, and .50% of all amounts over $150,000,000 of the net assets of the Fund.

The Investment Advisory Agreement provides that if, in any calendar quarter, the total of all ordinary business expenses applicable to the Trust should exceed the expense limitations as required by any applicable state law, the Adviser will reimburse the Trust for such excess. No such reimbursements were required for the periods presented in the financial statements.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .20% of the Fund's average net assets. The fee is borne by the Adviser, not the Fund.

Distribution agreement - The Distributor serves as the principal underwriter of the shares of the Trust pursuant to a Distribution Agreement with the Trust. Under the terms of this agreement, the Distributor will pay all expenses related to selling and distributing the Trust's shares, including preparing, printing and mailing sales materials. The Distributor receives a percentage of the offering price of fund shares sold to unaffiliated parties ranging from 5% on investment of less that $50,000 to .5% on investments in excess of $2,500,000.

Other - At April 30, 1997, The Union Central Life Insurance Company (Union Central) owned 2,688,095 shares of the Fund and therefore is a controlling person of the Fund and is able to cast a deciding vote on matters submitted to a vote of the Fund's shareholders.

Union Central owns all of the outstanding stock of Carillon
Investments, Inc. and Carillon Advisers, Inc.

Each trustee who is not affiliated with the Adviser receives fees from the Trust for services as a trustee.

NOTE 3 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of securities for the year ended April 30, 1997, excluding short-term securities, follow:

                            Cost of Purchases   Proceeds from Sales
                            -----------------   -------------------
Common Stocks                  $4,592,033          $5,292,950
U.S. Government Securities      2,185,055           1,002,132
Corporate Bonds                   398,904           1,737,965
                               ----------          ----------
                               $7,175,992          $8,033,047
                               ==========          ==========


NOTE 4 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.

                Six Months Ended
                 April 30, 1997           Year ended October 31
                ----------------  --------------------------------------
                   (Unaudited)

                                  1996    1995    1994    1993    1992

Net Asset Value,
Beginning of year         $13.75  $12.70  $13.01  $13.00  $12.45  $12.48
                          ------  ------  ------  ------  ------  ------
Investment Operations:
Net investment income        .26     .60     .52     .35     .42     .45
Net realized and
 unrealized gain             .24    1.17     .73     .16    1.27     .50
                          ------  ------  ------  ------  ------  ------
Total from
 Investment Operations       .50    1.77    1.25     .51    1.69     .95
                          ------  ------  ------  ------  ------  ------
Distributions:            (.57)    (.60)   (.51)   (.32)   (.42)   (.45)
Net realized gain         (1.07)   (.12)  (1.05)   (.18)   (.72)   (.53)
                          ------  ------  ------  ------  ------  ------
Total Distributions       (1.64)   (.72)  (1.56)   (.50)  (1.14)   (.98)
                          ------  ------  ------  ------  ------  ------

Net Asset Value,
 End of year              $12.61  $13.75  $12.70  $13.01  $13.00  $12.45
                          ======  ======  ======  ======  ======  ======

 Total Return<F1>         1.38%   14.38%  10.88%   4.56%   4.50%   8.15%

Ratios/Supplemental
           Data:
Net Assets,
 End of year (000's)      $43,291 $42,871 $46,644 $41,849 $33,863 $29,807

Ratio of Expenses to
  Average Net Assets       1.03%   1.02%   1.01%   1.05%   1.11%   1.10%
Ratio of Net Investment
  Income to Average
  Net Assets               4.08%   4.52%   4.44%   3.89%   3.35%   3.61%

Portfolio Turnover Rate   42.29%  47.43%  42.07%  53.20%  43.35%  48.03%

Average Commission
 Rate Paid <F2>           .0612    .0631



<F1> Assumes sales load is not imposed on either initial investment or reinvestment of distributions.
<F2>   Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to fiscal 1996.